Investor Presentation

May 2023

CAUTIONARY STATEMENT

Forward-Looking Statements:

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the forward-looking statements in this presentation reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission, including the risk factors that attempt to advise interested parties of the risks that may affect our business, financial condition, results of operation and cash flows.

If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

Intellicheck at a Glance

- Our products are used across a wide variety of industries, both in-person and digitally
  - Banking & Financial Services; Retail; Automotive; Law Enforcement; Alcohol, Tobacco and Cannabis Sales; Gaming; Title Insurance
- No hardware requirements lead to rapid deployment
- Trailing twelve-month SaaS revenues have increased each month for the past 39 months
- 4-year CAGR of 56% from FY18-FY22
- Gross margins consistently greater than 90%
- Analysis of our top 50 clients shows an average increase in spend of 157% from their first year spend
  - For banking and financial services, this increases to 291%
- Every one of our top 50 clients has renewed with price increases

Who We Are

- We believe Intellicheck is the best first step in identity validation to stop fraud losses and AML/KYC
- Our unique approach is highly accurate, instant and fully automated
  - "Prior to us using it in the field, we scanned over 1,000 known counterfeits, each one was detected."
    - New York State DMV Director of Investigations
  - "A true gamechanger in stopping fraud, top 5 all time."
    - SVP of Fraud, top 5 Financial Services Company with over $1.7 trillion in assets

Magnitude of the Problem in 2022

Type	US Victims (Millions)	Total Fraud Amount (Billions)	Mean Fraud Amount per Victim
Total Fraud	15.4	$20.3	$1,311
Existing Account Fraud	14.3	$16.4	$1,320
New Account Fraud	3.6	$3.9	$1,919
Account Takeover Fraud	4.5	$11.0	$2,008

We Are Very Different

- 28 State-level law enforcement agencies use Intellicheck to validate ID's. Why is that important?
  – **Law enforcement** alone can check ID's with every **DMV** in North America
    - Yet **they choose Intellicheck** instead because we are **just as accurate and lightning fast**

WE BELIEVE NO OTHER ID VALIDATION PROVIDER CAN SAY THIS

We Are Very Different

- For in-branch or retail use cases, we typically work with the existing hardware
  - Point-of-sale scanner, branch check scanner
  - In use at over 3,800 bank branches and over 30,000 retail locations
- For digital use cases, our accuracy means our clients introduce less friction in their customer process
  - No need for front, back and selfie – 1 step, less abandonment

NO LARGE UPFRONT COSTS, SIMPLIFIED USER EXPERIENCE

How We Are Used To Stop Fraud Losses

- Physical and Digital New Account Openings
  - Instant credit, BNPL, bank accounts, loans, automotive test drives, title insurance, etc.
  - In-person or through website or mobile app
- Card-Not-Present
  - "I forgot my store-branded credit card; can you look me up?"
- Bank Branches and Call Centers
  - Validate who you are for risky transactions/account updates to stop account takeover

WE VALIDATE AN IDENTITY FOR FINANCIAL SERVICES EVERY 2 SECONDS

Representative Financial Services Clients

- A top 5 bank with over 2 million accounts, $1.7 trillion in assets, and one of the top 3 credit card issuers in the country.
  - Intellicheck in use in the bank branches and at merchant retailers for instant credit
  - Signed 3-year renewal with 20% guaranteed increased usage in 2023
- A top 10 bank with almost $400 billion in assets and one of the top 5 credit card issuers.
  - Intellicheck in use in the bank branches and cafes, call center, automotive loan department and at merchant retailers for instant credit
- A top 15 bank with over $200 billion in assets.
  - Intellicheck in use in the bank branches and in the mobile banking app

What We Deliver



IDN-Portal –

- Mobile app-based ID validation
- Rapid implementation - Turn it on and it works



IDN-Portal+

- Web-based no-integration platform
- Validate someone in front of you or remote
- Advanced analytics and risk signal detection



IDN-Direct

- API-driven identity validation
- Bring Intellicheck into your process
- Your branding, your platform

Why Intellicheck

Accurate
Over 99.9% accuracy

Less fraud – fewer penalties

Fast
Results in < a second

Equals more clients

Faster validation

Better Experience
Fewer user steps

Greater user retention

Quick Set-up
No new hardware

Rest API or sign-up + use

Be up and running in >1 hour

Notable Wins

Notable Wins Demonstrating Diversification of Clients

- Automotive revenues more than doubled over Q1 2022
- Resellers are bearing fruit
  - Automotive reseller revenues up 93% over Q1 2022
  - The omnichannel platform for banks and marketplaces reselling our core ID validation renewed and more than doubled their commitment to us
- Renewed one of the largest retailers in the US to a 2-year deal with a 20% price increase each year
- Renewed one of our largest banking and credit card clients to a 3-year deal with a price increase and a 20% increase in volume

Notable Wins Demonstrating Diversification of Clients

- Signed a financial services provider headquartered in the Northwest with branches in in 5 states and one Canadian province. They will integrate Direct for online applications to start, then move in-branch.
- In pilot with a company that provides automotive groups and powersports stores software to drive the digital customer experience at 2,700 locations. Just began the pilot in 11 stores and as expected have already caught fakes.
- Added another concessions company serving a Big 10 school in the Midwest with over 75,000 seats in its football stadium alone.

FINANCIAL OVERVIEW

Q1 2023 FINANCIAL HIGHLIGHTS

SaaS Revenue Growth

- Total Revenue: $4,254,000 (+25% YoY
- SaaS Revenue: $4,228,000 (+26% YoY) – Record Q1 Total
- Gross Margin: 92.2%

Balance Sheet *(as of Sept 30)*

- Cash & ST Investments: $10,236,000
- Stockholders' Equity: $17,830,000
- Debt: $0

Net Income (Loss) & EBITDA

- Net Loss: ($1,316,000) vs. Net Loss prior year: ($1,468,000)
  - Includes $682,000 non-cash equity compensation expense
- Adjusted EBITDA: ($556,000) vs. prior year: ($807,000)

16

ADJUSTED EBITDA RECONCILIATION

Adjusted EBITDA

We use Adjusted EBITDA as a non-GAAP financial performance measurement. Adjusted EBITDA is calculated by adjusting net income (loss) for certain reductions such as gains on debt forgiveness and interest and other income and certain addbacks such as income taxes, impairments of long-lived assets and goodwill, depreciation, amortization, and equity compensation expense. Adjusted EBITDA is provided to investors to supplement the results of operations reported in accordance with GAAP. Management believes that Adjusted EBITDA provides an additional tool for investors to use in comparing our financial results with other companies that also use Adjusted EBITDA in their communications to investors. By excluding non-cash charges such as gains on debt forgiveness, impairments of long-lived assets and goodwill, amortization, depreciation, and equity compensation, as well as non-operating charges for interest and income taxes, investors can evaluate our operations and can compare the results on a more consistent basis to the results of other companies. In addition, Adjusted EBITDA is one of the primary measures management uses to monitor and evaluate financial and operating results.

We consider Adjusted EBITDA to be an important indicator of our operational strength and performance of our business and a useful measure of our historical operating trends. However, there are significant limitations to the use of Adjusted EBITDA since it excludes gains on debt forgiveness, interest and other income, impairments of long-lived assets and goodwill, equity compensation expense, all of which impact our profitability, as well as depreciation and amortization related to the use of long-term assets which benefit multiple periods. We believe that these limitations are compensated by providing Adjusted EBITDA only with GAAP net income (loss) and clearly identifying the difference between the two measures. Consequently, Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss) presented in accordance with GAAP. Adjusted EBITDA as defined by us may not be comparable with similarly named measures provided by other entities.

The reconciliation of GAAP net loss to Non-GAAP Adjusted EBITDA is as follows:

	Three Months Ended March 31,	
	2023	**2022**
Net loss	$ (1,316)	$ (1,468)
Reconciling items:		
Provision for income taxes	7	—
Interest and other expense (income)	1	—
Depreciation and amortization	70	70
Stock-based compensation including liability classified awards	682	592
Adjusted EBITDA	$ (556)	$ (806)

BRYAN LEWIS
CEO
516.453.6647
blewis@intellicheck.com

GAR JACKSON
Global IR Group
949.873.2789
gar@globalirgroup.com

info@intellicheck.com